Exhibit 99.1

THE 2005 WINTRUST FINANCIAL CORPORATION
DIRECTORS DEFERRED FEE AND STOCK PLAN
(As Amended and Restated, Effective July 24, 2014)
1.Establishment; Purpose. Wintrust Financial Corporation (the “Company”) has established this 2005 Wintrust Financial Corporation Directors Deferred Fee and Stock Plan (the “Plan”), for the benefit of the non-employee directors of the Company and the non-employee directors of the Company’s subsidiaries, to be administered by the Chief Operating Officer of the Company (the “Administrator”). This Plan as set forth herein constitutes an amendment and restatement of the Plan, effective July 24, 2014. The purpose of the Plan is to provide a means whereby directors of the Company and its subsidiaries may defer, to some future date, the Annual Retainer Payment (if any) (referred to herein as the “Annual Retainer”) and/or meeting fees and Board or Committee Chair fees (referred to herein as “Director Fees”) payable to the director for services as a director, as well as to provide an incentive to such directors to remain as directors, increase their efforts for the success of the Company, and encourage them to own additional shares of Common Stock of the Company (“Common Stock”), thereby aligning their interests more closely with the interests of the shareholders of the Company. The Plan is intended as a means of maximizing the effectiveness and flexibility of the Company’s compensation arrangements for directors and as an aid in attracting and retaining individuals of outstanding abilities to serve as directors. This Plan supersedes and replaces all prior deferred compensation plans maintained by the Company or any of its subsidiaries for the benefit of directors.
2.Participation. An eligible director may become a participant in the Plan by making an election pursuant to paragraph 3 hereof. In the event a participant no longer meets the requirements for participation in this Plan, he or she shall become an inactive participant, retaining all the rights described under this Plan, except the right to make any further deferrals, until the time that he or she again becomes an active participant.
3.Participation and Deferral Election. Any director of the Company or any of its subsidiaries may elect to participate in the Plan by filing an election form with the Administrator. The election form is irrevocable with respect to the Plan Year (January 1 to December 31) to which it applies and shall be effective for subsequent Plan Years until the director files a notice of revocation or change of such election with the Administrator. To be effective, any election, revocation or change under this paragraph 3 must be filed by the December 31st (or such earlier date as set by the Company) immediately preceding the January 1st on which it is to take effect; provided, however, a newly eligible director may, within 30 days of the date he or she first becomes an eligible director, make an election which relates to fees otherwise payable to him or her provided such fees relate to future services.
4.Annual Retainer Election. A director may elect to receive his or her Annual Retainer: (a) paid in cash currently; (b) currently in Common Stock or (c) in Common Stock and defer the Common Stock.
(a)If a director elects to receive his or her Annual Retainer currently in cash, all Annual Retainers earned by the director shall be paid in cash until the director shall cease to serve as a member of the Company’s Board of Directors or until December 31 of the year in which the director shall file a notice of revocation of such election, whichever first occurs. The Annual Retainer shall be paid in no event later than January 15th of the calendar year following the year in which the Annual Retainer is earned.
(b)If a director elects to receive his or her Annual Retainer currently in Common Stock, all Annual Retainers earned by the director shall be paid in shares of Common Stock until the director shall cease to serve as a member of the Company’s Board of Directors or until December 31 of the Plan Year in which the director shall file a notice of revocation of such election, whichever first occurs. The number of shares of Common Stock to be paid to a director shall be computed quarterly by dividing the Annual Retainer earned by the director in the quarter by the Fair Market Value of one share of Common Stock as of the last business day on which trades in Common Stock were reported during the calendar quarter immediately preceding the quarter in which the Annual Retainer was earned. “Fair Market Value” as of any date means the closing bid price of the Common Stock as reported on the Nasdaq Global Select Market on that date. The number of shares to be paid to a director shall be issued, and shares delivered to the director, on an annual basis, or more frequently as the Administrator shall determine, but in no event later than January 15th of the calendar year following the year in which the Annual Retainer is earned. To the extent the Company issues such shares to a director later than the quarterly computation date described herein, any dividends that would have been paid on such shares of Common Stock after such quarterly computation date and prior to the date such shares are issued, had they been issued and outstanding as of the quarterly computation date, shall be treated as an additional Annual Retainer, and the director shall receive additional shares of Common Stock equal to the amount of such dividends divided by the Fair Market Value of one share of Common Stock as of the date on which such dividend was paid, and rounded to the nearest whole share.
(c)If a director elects to receive his or her Annual Retainer in Common Stock and to defer receipt of the Common Stock, the Company shall maintain on its books deferred stock units (“Units”) representing an obligation to issue shares of Common Stock to such director. Units shall be credited to the director as of the quarterly computation dates and in the amounts that shares of Common Stock would otherwise have been determined to be payable under paragraph 4(b) in the absence of an election to defer. Additional Units shall be credited at the time dividends are paid on the Common Stock, as if such dividends were Annual Retainers subject to this Plan. No Common Stock shall actually be set aside for payment under the Units and any director to whom Units are credited under the Plan shall be deemed a general, unsecured creditor of the Company.
5.Director Fee Election. A director may elect to have his Director Fees: (a) paid in cash currently; (b) paid in Common Stock currently; (c) deferred in cash; or (d) paid in Common Stock and to defer the Common Stock.
(a)    If a director elects to receive his or her Director Fees currently in cash, all Director Fees earned by the director shall be paid in cash until the director shall cease to serve as a member of the Company’s Board of Directors or until December 31 of the year in which the director shall file a notice of revocation of such election, whichever first occurs. Director Fees that a director elects to receive currently shall be paid within 30 days after the date on which such Director Fees are earned.
(b)    If a director elects to receive his or her Director Fees currently in Common Stock, all Director Fees earned by the director shall be paid in shares of Common Stock until the director shall cease to serve as a member of the Company’s Board of Directors or until December 31 of the year in which the director shall file a notice of revocation of such election, whichever first occurs. The number of shares of Common Stock to be paid to a director shall be computed quarterly by dividing the total amount of Director Fees earned by the director in the quarter by the Fair Market Value of one share of Common Stock as of the last business day on which trades in Common Stock were reported during the calendar quarter immediately preceding the quarter in which the Director Fees were earned. The number of shares to be paid to a director shall be issued, and shares delivered to the director, on an annual basis, or more frequently as the Administrator shall determine, but in no event later than January 15th of the calendar year following the year in which the Director Fees are earned. To the extent the Company issues such shares to a director later than the quarterly computation date described herein, any dividends that would have been paid on such shares of Common Stock after such quarterly computation date and prior to the date such shares are issued, had they been issued and outstanding as of the quarterly computation date, shall be treated as additional Director Fees, and the director shall receive additional shares of Common Stock equal to the amount of such dividends divided by the Fair Market Value of one share of Common Stock as of the date on which such dividend was paid, and rounded to the nearest whole share.
(c)    If a director elects to defer receipt of his or her Director Fees in cash, all Director Fees earned by the director shall be maintained by the Company in a deferred compensation account. The amount of the Director fees shall be credited to this account as of the date such fees otherwise would be payable. No funds shall actually be set aside for payment under the Plan and any director to whom an amount is credited under the Plan shall be deemed a general, unsecured creditor of the Company. All Director Fees credited to a deferred compensation account maintained in the name of a director shall accrue interest at the rate per annum equal to the 91-day Treasury Bill discount rate, adjusted quarterly, until paid. Accrued interest shall be credited to deferred compensation accounts as of the last day of each calendar quarter.
(d)    If a director elects to receive his or her Director Fees in Common Stock and to defer receipt of the Common Stock, the Company shall maintain on its books Units representing an obligation to issue shares of Common Stock to such director. Units shall be credited to the director as of the quarterly computation dates and in the amounts that shares of Common Stock would otherwise have been determined to be payable under paragraph 5(b) in the absence of an election to defer. Additional Units shall be credited at the time dividends are paid on the Common Stock, as if such dividends were Director Fees subject to this Plan. No Common Stock shall actually be set aside for payment under the Units and any director to whom Units are credited under the Plan shall be deemed a general, unsecured creditor of the Company.
6.Distribution Elections. At the time of any deferral election, a director must make separate distribution elections for deferrals attributable to Director Fees and deferrals attributable to Annual Retainers. A director must elect whether to receive his or her deferrals (and any earnings on such amounts) on the January 15th immediately following: (a) the date the director ceases to be a director of the Company or any successor or (b) the 1st, 2nd, 3rd, 4th or 5th anniversary of the date the director ceased to be a director of the Company or any successor.
Any subsequent distribution election will not be effective for 12 months and must defer distribution 5 years from the date the original distribution would have been made.

7.Distribution Form. All distributions of Director Fees deferred in cash shall be made in a single lump sum and in cash. All other distributions under the Plan shall be made in a single lump sum and in Common Stock.
8.Acquired Directors. When the Company acquires a corporation or other entity (the “Acquisition”), the directors of such entity shall be eligible, anytime prior to thirty (30) days (or such other time period as designated by the Administrator) after the Acquisition, to make a one-time irrevocable election to transfer to the Plan the balance, if any, of his or her account under the acquired company’s deferred compensation plan in either cash or Common Stock. If the director elects to transfer his or her previous account balance in Common Stock, his or her account under the Plan will be credited with Units representing an obligation to issue shares of Common Stock to such director. The Units that will be credited to the director’s account under the Plan shall be computed by dividing the director’s previous account balance by the Fair Market Value of one share of Common Stock as of the date of the Acquisition. Whenever the computation of the number of Units to be transferred results in a fractional amount of one-half or greater, such amount shall be rounded up to the next greater whole number of Units and in all other cases such amount shall be rounded down to the next lower whole number of Units. Any account transferred to the Plan pursuant to this Section shall be payable in accordance with the terms of the deferred compensation plan maintained by the corporation or other entity acquired in the Acquisition and any distribution elections thereunder.
9.Shares. Shares paid to directors under the Plan shall be paid with newly issued shares of Common Stock of the Company or treasury shares of Common Stock held by the Company. No fractional shares shall be issued. Whenever the computation of the number of shares to be paid results in a fractional amount of one-half or greater, such amount shall be rounded up to the next greater whole number of shares and in all other cases such amount shall be rounded down to the next lower whole number of shares.
10.Securities Law Compliance. The Administrator may impose such requirements and restrictions with respect to any shares of Common Stock acquired under the Plan as it may deem advisable including, without limitation, (a) legends and/or stop-transfer orders restricting transferability, and (b) investment and other representations from directors.
11.Adjustment in Capitalization. In the event that any change in the outstanding shares of Common Stock occurs by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, share exchange or similar corporate change, (a) the Units credited to any participant’s deferred compensation account shall be appropriately adjusted and (b) if shares of Common Stock cease to be listed on an established stock exchange or a national market system, the Board may cause any Units to cease to be measured by and distributed in the form of shares of Common Stock, and instead to be deemed invested in such other investment as the Board shall determine, and to be paid in the form of cash.
12.Nonassignment. Neither a director, during his or her lifetime, nor his or her duly designated beneficiary shall have any right to assign, transfer, pledge or otherwise convey the right to receive any Common Stock or Units hereunder, and any such attempted assignment, transfer, other conveyance shall not be recognized by the Company.
13.Designation of Beneficiary. A director may designate the beneficiary which is to receive any unpaid cash or Common Stock or any deferred amounts payable in the form of cash or Common Stock following the director’s death. Such designation shall be effective by filing a written notification with the Administrator and may be changed from time to time by similar action. If no such designation is made by a director, any such balance shall be paid to the director’s estate. Deferred amounts payable to a director’s beneficiary shall be paid in a lump sum within 90 days after the date of the director’s death.
14.Administration. The Administrator shall establish the procedures and maintain all books and records in connection with the Plan. The Administrator may, in his sole discretion, delegate any plan administration responsibilities to one or more agents as he deems advisable.
15.Federal Tax Withholding. If the Company or any of its subsidiaries becomes obligated to make federal tax withholding payments with respect to directors fees paid, the Company shall be entitled to withhold such amounts from the amounts payable to directors regardless of whether the directors have elected to be paid in cash or stock. If amounts are to be withheld out of shares issuable to a director, the reduction in the number of shares issuable shall be determined based on the fair market value of the Company’s Common Stock on the date of issuance. With respect to fees payable in stock, in lieu of reducing the number of shares to be issued, the Company may in its discretion require participants to pay cash to the Company in the amount of the tax withholding due prior to releasing the shares.
16.Amendment. The Plan may be amended or terminated at any time by action of the Board of Directors of the Company, but no amendment shall adversely affect a director’s rights with respect to fees earned but not yet paid in either cash, Common Stock or Units without the director’s written consent. To the extent permitted by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the Board may provide that upon a termination of the Plan, the Company shall distribute all amounts credited to deferred compensation accounts not earlier than 12 months after the date of such termination (except as otherwise scheduled to be paid pursuant to a director’s election), and not later than 24 months after the date of such termination. In the event of a change in control event, within the meaning of section 409A of the Code (a “Change in Control”), the Board may, in its discretion and to the extent permitted by section 409A of the Code, terminate the Plan and accelerate the time for payment of all amounts credited to deferred compensation accounts, provided that such accounts are distributed within 12 months after the date of such Change in Control.
17.Governing Law. This Plan shall be governed by and construed in accordance with Illinois law.